MILES CAPITAL ALTERNATIVES ADVANTAGE FUND

Supplement to the Prospectus

And

Statement of Additional Information

dated

April 30, 2019

Supplement dated February 6, 2020

Effective as of February 3, 2020, Michael Westphal, CFA, Portfolio Manager, Equity, of Miles Capital, Inc. serves as sole Portfolio Manager to the Fund and any references to Steve Stotts should be disregarded.

The Portfolio Manager subsection of the Portfolio Management section on page 8 of the prospectus is deleted and replaced with the following:

Michael Westphal, CFA, Portfolio Manager, Equity, portfolio manager of the Fund since February 2020

The Portfolio Manager section on page 17 of the prospectus is deleted and replaced with the following:

Portfolio Manager

Michael Westphal, CFA, the Fund’s portfolio manager, is primarily responsible for oversight of the Fund.

Michael Westphal, CFA

Michael Westphal is responsible for portfolio and market analysis for the Adviser, contributing to equity and hedge fund portfolio construction. In addition, Michael oversees the IMPACT Portfolio Analysis® process, a critical component of the Adviser’s Objectives-Based Asset Allocation®. Prior to joining the Adviser, Michael was a Capital Markets Analyst at the Federal Home Loan Bank of Des Moines where he forecasted financial performance, analyzed forward market value projections, and performed stress testing and scenario analysis. He also previously worked at Aviva Investors North America as a Research Analyst – Strategic Asset Allocation and as a Risk Analyst covering fixed income and hedge funds. Michael earned his B.S. in Mathematics from Iowa State University. He is a CFA® charterholder and a member of the CFA Society of Iowa.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio manager, including his compensation for serving as portfolio manager, other accounts managed and ownership of Fund shares.

In addition, the first paragraph of the About the Portfolio Manager section on page X of the Statement of Additional Information is deleted and replaced with the following:

Michael Westphal is primarily responsible for making investment decisions for the Fund (the “Portfolio Manager”). As of December 31, 2019, the Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund:

Michael Westphal
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$ 0	0	$ 0
Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
Other Accounts:	33	$ 118.5	0	$ 0

* * * * * *

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated April 30, 2019 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (844) 838-2120 or visiting www.milescapitalfunds.com.